UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Address of principal executive offices) (Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

TICKER: MUNDX

Semi-Annual Shareholder Report

June 30, 2026

This semi-annual shareholder report contains important information about the Mundoval Fund ("Fund") for the period of January 1, 2026 to June 30, 2026. You can find additional information about the Fund at https://www.mundoval.com/mundoval-fund. You can also request this information by contacting us at 1-800-595-2877.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment[1]
Mundoval Fund	$74	1.47%
[1]	Annualized
Management's Discussion of Fund Performance

The Mundoval Fund (the "Fund") returned 10.90% in the second quarter versus 13.76% for the MSCI World Index during the same period. Since the inception of the Fund on September 3, 2004 the average annualized rate of return for the Mundoval Fund has been 8.13% versus 9.28% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Healthcare sector (Elevance Health Inc., UnitedHealth Group, Inc. & Novo Nordisk A/S), Information Technology sector (Taiwan Semiconductor Manufacturing Co. Ltd.) and Communications sector (Alphabet, Inc.). Negative factors impacting performance for the Fund during the quarter included Consumer Staples sector (The Hershey Company) and Industrial sector (Lockheed Martin Corp. & Northrop Grumman Corp).

During the quarter the Fund sold shares of Zoetis, Inc. and Fiserv Inc. and purchased new shares of Intuit and Nice Ltd. ADR. The geographic diversification of the Fund as of June 30, 2026, was 73.68% Domestic stocks, 22.53% International stocks and 3.79% cash equivalents. The Fund owned shares of common stocks in 35 companies.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Years	10 Years
Mundoval Fund	23.69%	6.70%	11.79%
MSCI World Index	21.34%	11.47%	13.14%
Fund Statistics
Net Assets ($)	$28,890,589
Number of Portfolio Holdings	37
Portfolio Turnover Rate (%)	6.29%
Total Advisory Fees Paid ($)	$204,746
Total Advisory Fees Before Waiver ($)	$208,503
What did the Fund invest in?
Top Ten Holdings (% of net assets)

Alphabet Inc. - Class A	12.37%
Alphabet Inc. - Class C	12.23%
Taiwan Semiconductor Manufacturing Company Ltd.	10.74%
Mastercard Incorporated - Class A	8.89%
Apple, Inc.	6.01%
Bank of America Corporation	4.93%
The TJX Companies, Inc.	4.72%
Goldman Sachs FS Government Fund Institutional Class	3.88%
LVMH Moët Hennessy Louis Vuitton	3.06%
Berkshire Hathaway Inc. - Class B	2.77%

1

Sectors (% of net assets)

*	Net Cash represents cash equivalents and liabilities in excess of other assets.
Availability of Additional Information about the Fund.

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.mundoval.com/mundoval-fund.

2

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Mundoval Fund
		Schedule of Investments
	June 30, 2026 (Unaudited)
Shares		Fair Value	% of Net Assets

COMMON STOCKS

Aerospace & Defense
3,500	Airbus SE **	$ 194,600	0.67%

Aircraft Engines & Engine Parts
4,000	RTX Corp.	758,920	2.63%

Beverages
8,000	LVMH Moët Hennessy Louis Vuitton **	884,800	3.06%

Cable & Other Pay Television Services
10,000	Comcast Corporation - Class A	245,500	0.85%

Electronic Computers
6,000	Apple Inc.	1,736,160	6.01%

Fire, Marine & Casualty Insurance
1,600	Berkshire Hathaway Inc. - Class B *	800,624	2.77%

Guided Missiles & Space Vehicles & Parts
700	Lockheed Martin Corporation	356,622	1.23%

Hospital & Medical Service Plans
1,300	Elevance Health, Inc.	502,749
1,600	UnitedHealth Group Inc.	665,008
		1,167,757	4.04%

Industrial Inorganic Chemicals
400	Linde PLC (United Kingdom)	207,576	0.72%

National Commercial Banks
25,000	Bank of America Corporation	1,424,500
500	Capital One Financial Corporation	100,310
		1,524,810	5.28%

Natural Gas Distribution
1,500	Cheniere Energy, Inc.	358,515	1.24%

Pharmaceutical Preparations
15,000	Novo Nordisk A/S **	719,100	2.49%

Retail - Catalog & Mail-Order Houses
600	Amazon.com, Inc. *	143,004	0.49%

Retail - Family Clothing Stores
9,000	The TJX Companies, Inc.	1,363,500	4.72%

Retail - Variety Stores
100	Costco Wholesale Corporation	93,547	0.32%

Search, Detection, Navigation, Guidance, Aeronautical Systems
800	Northrop Grumman Corp.	407,448	1.41%

Security Brokers, Dealers & Flotation Companies
150	BlackRock, Inc.	144,234
2,500	The Charles Schwab Corporation	230,675
		374,909	1.30%

Semiconductors & Related Devices
6,500	Taiwan Semiconductor Manufacturing Company Ltd. **	3,104,205	10.75%

Services - Business Services, NEC
1,300	Accenture plc - Class A (Ireland)	161,772
1,200	Broadridge Financial Solutions, Inc.	164,340
5,000	MasterCard Incorporated - Class A	2,568,000
1,000	Visa Inc. - Class A	343,090
		3,237,202	11.21%

Services-Commercial Physical & Biological Research
1,700	IQVIA Holdings, Inc. *	328,474	1.14%

Services - Computer Programming, Data Processing, Etc.
10,000	Alphabet Inc. - Class A	3,573,700
10,000	Alphabet Inc. - Class C	3,533,300
		7,107,000	24.60%

Services - Prepackaged Software
1,100	Adobe Inc. *	225,522
9,000	Dassault Systemes **	182,880
500	Intuit Inc.	130,500
800	Microsoft Corporation	298,416
1,500	NICE Ltd. * **	136,275
		973,593	3.37%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
5,333	Unilever PLC **	320,620	1.11%

Special Industry Machinery, NEC
300	ASML Holding N.V. **	596,832	2.07%

Sugar & Confectionery Products
4,500	The Hershey Company	789,525	2.73%

Total for Common Stocks (Cost - $7,779,293)		27,794,843	96.21%

MONEY MARKET FUNDS
1,120,833	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.53% ***	1,120,833	3.88%
	(Cost - $1,120,833)

	Total Investment Securities	28,915,676	100.09%
	(Cost - $8,900,126)

	Liabilities in Excess of Other Assets	(25,087)	-0.09%

	Net Assets	$ 28,890,589	100.00%

SUMMARY OF COMMON STOCKS BY COUNTRY
			% of Common
		Fair Value	Stocks
Denmark		$ 719,100	2.59%
France		1,067,680	3.84%
Ireland		161,772	0.58%
Israel		136,275	0.49%
Netherlands		791,432	2.85%
Taiwan		3,104,205	11.17%
United Kingdom		528,196	1.90%
United States		21,286,183	76.58%
		$ 27,794,843	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The yield shown represents the 7-day yield at June 30, 2026.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2026

Assets:
Investment Securities at Fair Value	$ 28,915,676
(Cost - $8,900,126)
Dividends Receivable	9,459
Total Assets	28,925,135
Liabilities:
Payable to Adviser	34,546
Total Liabilities	34,546
Net Assets	$ 28,890,589

Net Assets Consist of:
Paid In Capital	$ 8,186,024
Total Distributable Earnings	20,704,565
Net Assets, for 982,813 Shares Outstanding	$ 28,890,589
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($28,890,589/982,813 shares)	$ 29.40

Statement of Operations (Unaudited)
For the six month period ended June 30, 2026

Investment Income:
Dividends (Net of foreign withholding taxes of $15,565*)	$ 166,688
Total Investment Income	166,688
Expenses:
Management Fees	208,503
Total Expenses	208,503
Less: Expenses Waived	(3,757)
Net Expenses	204,746

Net Investment Loss	(38,058)

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	144,702
Change in Net Unrealized Appreciation on Investments	927,296
Net Realized and Unrealized Gain on Investments	1,071,998

Net Increase in Net Assets from Operations	$ 1,033,940

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.
The accompanying notes are an integral part of these financial statements.

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2026	1/1/2025
	to	to
	6/30/2026	12/31/2025
From Operations:
Net Investment Loss	$ (38,058)	$ (18,273)
Net Realized Gain on Investments	144,702	883,585
Change in Net Unrealized Appreciation on Investments	927,296	3,689,540
Increase in Net Assets from Operations	1,033,940	4,554,852

From Distributions to Shareholders:	-	(2,350,166)

From Capital Share Transactions:
Proceeds From Sale of Shares	16,350	83,230
Shares Issued on Reinvestment of Dividends	-	830,508
Cost of Shares Redeemed	(139,500)	(728,188)
Net Increase (Decrease) from Shareholder Activity	(123,150)	185,550

Net Increase in Net Assets	910,790	2,390,236

Net Assets at Beginning of Period	27,979,799	25,589,563
Net Assets at End of Period	$ 28,890,589	$ 27,979,799

Share Transactions:
Issued	575	3,181
Reinvested	-	29,274
Redeemed	(5,012)	(26,075)
Net Increase (Decrease) in Shares	(4,437)	6,380
Shares Outstanding Beginning of Period	987,250	980,870
Shares Outstanding End of Period	982,813	987,250

The accompanying notes are an integral part of these financial statements.

Mundoval Fund

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout each period:	1/1/2026		1/1/2025	1/1/2024	1/1/2023		1/1/2022	1/1/2021
	to		to	to	to		to	to
	6/30/2026		12/31/2025	12/31/2024	12/31/2023		12/31/2022	12/31/2021
Net Asset Value -
Beginning of Period	$ 28.34		$ 26.09	$ 25.18	$ 22.43		$ 28.28	$ 24.10
Net Investment Income/(Loss) (a)	(0.04)		(0.02)	(0.02)	0.00	+	(0.06)	(0.10)
Net Gain/(Loss) on Investments
(Realized and Unrealized)	1.10		4.72	2.83	3.53		(5.14)	5.57
Total from Investment Operations	1.06		4.70	2.81	3.53		(5.20)	5.47

Distributions (From Net Investment Income)	-		-	-	-		-	-
Distributions (From Realized Capital Gains)	-		(2.45)	(1.90)	(0.78)		(0.65)	(1.29)
Total Distributions	-		(2.45)	(1.90)	(0.78)		(0.65)	(1.29)

Net Asset Value -
End of Period	$ 29.40		$ 28.34	$ 26.09	$ 25.18		$ 22.43	$ 28.28
Total Return (b)	3.74%	*	17.99%	11.06%	15.78%		(18.38)%	22.81%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 28,891	**	$ 27,980	$ 25,590	$ 25,684		$ 22,944	$ 29,978
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%		1.50%	1.50%
After Waiver
Ratio of Expenses to Average Net Assets	1.47%	**	1.49%	1.48%	1.50%		1.49%	1.48%
Ratio of Net Investment Loss to
Average Net Assets	-0.27%	**	-0.07%	-0.06%	-0.01%		-0.24%	-0.36%
Portfolio Turnover Rate	6.29%	*	8.51%	15.08%	2.52%		6.42%	5.03%

* Not annualized.
** Annualized.
+ Per share amount less than +/- $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2026
(Unaudited)

1.) ORGANIZATION
The Mundoval Fund (the “Fund”) is a diversified series of the Mundoval Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on September 3, 2004. The Fund’s investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING:
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2026, the Fund did not incur any interest or penalties.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's limited exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements. As part of its assessment, management noted that foreign withholding taxes were approximately 0.08% of the Fund's net assets and therefore, further disclosure regarding foreign withholding taxes on dividend income was considered immaterial.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Valuation Committee believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Committee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the Trust's Fair Value Pricing procedures. The Trust’s Valuation Committee consists of the Trust’s independent trustees, and the Fund portfolio manager as a non-voting member.

Money market funds. Money market funds are valued at net asset value provided by the underlying funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust's Valuation and Fair Value Pricing Policies and Procedures, it is incumbent upon the Valuation Committee to consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Committee would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these or other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2026:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 27,794,843	$ -	$ -	$ 27,794,843
Money Market Funds	1,120,833	-	-	1,120,833
Total	$ 28,915,676	$ -	$ -	$ 28,915,676

The Fund did not hold any Level 3 assets during the six month period ended June 30, 2026.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2026.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. The Adviser has agreed to waive, without recoupment, a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2027, unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2027. For the six month period ended June 30, 2026, the Adviser earned management fees totaling $208,503, of which $34,546 was payable to the Adviser as of June 30, 2026. For the six month period ended June 30, 2026, the Adviser waived fees in the amount of $3,757 with no recapture provision.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $0 each in Trustees fees by the Adviser for the six month period ended June 30, 2026. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,727,503 and $2,575,011, respectively. There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, Arthur Q. Johnson and immediate family members, located at 7855 Ivanhoe Ave., Suite 210, La Jolla, California, beneficially held 66.96% of the Fund, and therefore may be deemed to control the Fund. Mr. Johnson is the President of the Adviser and serves as a Trustee of the Trust.

8.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at June 30, 2026 was $8,900,126. At June 30, 2026, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$20,294,252	($278,702)		$20,015,550

As of June 30, 2026, there were no differences between book and tax basis unrealized appreciation.

	Six Months Ended		Year Ended
	June 30, 2026		December 31, 2025
Ordinary Income	$ -		$ -
Long-Term Capital Gains	-		2,350,166
	$ -		$ 2,350,166

9.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2026, the Fund had 25.45% of the value of its net assets invested in stocks within the Communication Services sector.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7. The registrant paid the Chief Compliance Officer $0 for the six month period ended June 30, 2026.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On February 12, 2026, the Board of Trustees (the “Board” or the “Trustees”) considered the continuance of the management agreement (the “Agreement”) between the Trust and the Adviser, on behalf of the Fund. Legal counsel reviewed the memorandum provided, including the factors that the Board should evaluate in considering the continuance of the Agreement. Counsel further explained that, in consideration of the continuance of the Agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the Agreement and determine whether it is fair to the Fund and its shareholders. Counsel also explained that the Adviser has provided information to the Trustees necessary for evaluation of the continuance of the Agreement.

In reviewing the Agreement, the Board of Trustees received and reviewed materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with representatives of the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund’s performance for various periods thru December 31, 2025, important factors relating to the Fund’s performance, the Adviser’s investment and research strategy, the Adviser’s strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser’s experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser’s Form ADV, internal compliance policies and financial statements. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds.

As to the performance of the Fund, the Trustees reviewed the materials from the Adviser, which included information regarding the Fund’s performance compared to a peer group of similar funds and the global large-stock growth category average. The Trustees reviewed materials showing specific returns comparing the Fund to its peer group, its benchmark index, and category average for the 1-year, 5-year, 10-year and since inception (September 3, 2004) periods ended December 31, 2025. The Trustees noted that (i) for the 1-year period ended December 31, 2025, the Fund underperformed the MSCI World Index, the global large-stock growth category and the peer group; (ii) for the 5-year annualized period ended December 31, 2025, the Fund underperformed the MSCI World Index, the peer group and the global large-stock growth category; (iii) for the 10-year annualized period ended December 31, 2025, the Fund underperformed the MSCI World Index, the peer group and global large-stock growth category; and (iv) the Fund slightly underperformed the Index’s performance since inception. The Trustees noted that the Fund’s short-term comparative performance and long-term performance was relatively comparative overall. The Trustees noted that for each period reported the Fund’s performance was within the range of its peer group and the global large-stock growth category funds performances. The Trustees understood the sources of the underperformance over various periods and were satisfied with the Adviser’s management of the Fund.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser’s experience and capabilities. Representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the Adviser’s financial condition, the portfolio manager’s background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed the Adviser's ADV and the 17j-1 certifications with the Board. Representatives of the Adviser also discussed the Adviser’s financial stability. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate and believes that the Adviser has the resources to meet its obligations under the Agreement. They noted that the Adviser continued to provide excellent portfolio management and compliance services.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially all operating expenses of the Fund. Additionally, the Trustees considered that the Adviser provides the Fund with officers, including the CCO, marketing support and office space. Representatives of the Adviser reviewed a summary of the Adviser’s profitability resulting from the services provided to the Fund for the period since the last renewal. The analysis showed the net profits from portfolio advisory services as well as the overall slight profit related to the Fund. The Trustees noted their discussion regarding the Adviser’s expertise and the management fee charged by the Adviser. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds. The Board noted that overall, the Adviser was properly incentivized to continue to provide robust services.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the global large-stock growth category and the Fund’s peer group, including a comparison of funds with similar asset ranges. It was noted that while the Adviser’s management fee was the highest in the peer group and at the high end of the global large-stock growth category, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund’s expenses out of the management fee. The Board noted that the effective net management fee after payment of direct expenses was reasonable. The Trustees further noted that the Fund is within the range of the global large-stock growth category and peer group for annual report net expense ratio and prospectus net expense ratio. The Board reviewed the fees paid to the Adviser for separately managed accounts. It was noted that the fee was less than that charged to the Fund. However, it was noted that the Adviser does not provide the same comprehensive level of services to separate accounts as is provided to the Fund. Furthermore, the Board noted that the effective management fee rate after the Adviser pays expenses for the Fund was acceptable. Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser voluntarily agreed to waive a portion of its management fee so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million through April 30, 2026. A representative of the Adviser noted that the Adviser anticipates extending the waiver through April 30, 2027. The Trustees concluded that breakpoints were unnecessary because of the expense limitation agreement voluntarily entered into by the Adviser.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser were consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were not unreasonable and that the Adviser profitability was acceptable. The Trustees agreed that economies of scale will benefit shareholders as the Fund grows. Therefore, it was the consensus of the Trustees, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
President

Date: 8/27/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
President (Principal Executive Officer)

Date: 8/27/2026

By: /s/ Arthur Q. Johnson
Arthur Q. Johnson
Chief Financial Officer (Principal Financial Officer)

Date: 8/27/2026